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                                                                    EXHIBIT 4.01
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COMMON SHARES                                                                                                          COMMON SHARES

NUMBER                                                                                                                        SHARES
SNO

                                                     [Snowball.com, Inc. Logo]
                                                        snowball.com, inc.


                                       INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE                        CUSIP 83335R 10 2

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This Certifies that                                                                                          SEE REVERSE FOR CERTAIN
                                                                                                                   DEFINITIONS

is the record holder of

                     FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $0.001 PER SHARE, OF

                                                        snowball.com, inc.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this
Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and the
Registrar.

In Witness Whereof, the Corporation has caused this Certificate to be executed and attested to by the manual or facsimile facsimile signatures of its duly authorized officers, under a facsimile of its corporate seal to be affixed hereto.

Dated:

                                            [corporate seal]

SECRETARY                                                                                      PRESIDENT AND CHIEF EXECUTIVE OFFICER

                             AUTHORIZED SIGNATURE
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                                                        snowball.com, inc.

     Upon request the Corporation will furnish any holder of shares of Common Stock of the Corporation, without charge, with a full statement of the powers, designations, preferences, and relative participating, optional or other special rights of any class or series of capital stock of capital stock of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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TEN COM  --  as tenants in common                                    UNIF GIFT MIN ACT  -- ________ Custodian _________
TEN ENT  --  as tenants by the entireties                                                   (Cust)             (Minor)
JT TEN   --  as joint tenants with right of                          under Uniform Gifts to Minors
             survivorship and not as tenants                         Act ______________________________________________
             in common                                                                       (State)

                              Additional abbreviations may also be used though not in the above list.

    FOR VALUE RECEIVED, _________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

____________________________________________________________________________________________________________________________________
                           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

_____________________________________________________________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

___________________________________________________________________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________________________________

In presence of

X ________________________________________________                           X _____________________________________________________
                                                                      NOTICE:  THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND
                                                                               WITH THE NAME AS WRITTEN UPON THE FACE OF THE
                                                                               CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION
                                                                               OR ENLARGEMENT OR ANY CHANGE WHATEVER.
Signature(s) Guaranteed

By ____________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

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